BRL Hardy Limited

ABN 86 008 273 907

Proxy Form

Mark this box with an 'X' if you have made any changes to your address details (see reverse) ☐

All correspondence to:
Computershare Investor Services Pty Limited
GPO Box 1903 Adelaide
South Australia 5001 Australia
Enquiries (within Australia) 1300 556 161
(outside Australia) 61 3 9615 5970
Facsimile 61 8 8236 2305
www.computershare.com

Please complete this proxy form if you wish to appoint a Proxy to vote on your behalf at the Share Scheme Meeting or General Meeting of the Company to be held at The Auditorium, Adelaide Town Hall, King William Street, Adelaide, SA on Thursday 20 March 2003 at 10.00 am (Adelaide time) (Share Scheme Meeting) and 10.30 am (Adelaide time) (General Meeting) respectively. If you wish your vote to be counted, this form must be received by our Share Registry no later than 10.30 am on Tuesday 18 March 2003.

SHARE SCHEME MEETING

Appointment of Proxy for Share Scheme Meeting

I/We being a shareholder of BRL Hardy Limited hereby appoint

☐ The Chairman of the Meeting (mark with an 'X') **OR** ________ Write here the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

	For	Against	Abstain*
Item 1. Approval of the scheme of arrangement between BRL Hardy Limited and its ordinary shareholders.	☐	☐	☐

GENERAL MEETING

Appointment of Proxy for General Meeting

I/We being a Shareholder of BRL Hardy Limited hereby appoint

☐ The Chairman of the Meeting (mark with an 'X') **OR** ________ Write here the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

	For	Against	Abstain*
Item 1. Approval of financial assistance from BRL Hardy Limited to Constellation Australia Pty Limited.	☐	☐	☐

* If you mark the Abstain box for a particular item, you are directing your proxy not to vote on your behalf on a show of hands or on a poll, or if your voting entitlement cannot be voted by the Chairman of the Meeting, your votes will not be counted in computing the required majority on a poll.

Authorised signature/s This section *must* be signed in accordance with the instructions overleaf to enable your vote to be counted.

Individual or Shareholder 1	Shareholder 2	Shareholder 3
Sole Director and Sole Company Secretary	Director	Director/Company Secretary

Contact Name ________ Contact Daytime Telephone ________ Date ___ / ___ /

How to complete this Proxy Form

1 Your Address

This is your address as it appears on the company's share register. If this information is incorrect, please mark the box and make the correction on the form. Securityholders sponsored by a broker (in which case your reference number overleaf will commence with an 'x') should advise their broker of any changes. **Please note, you cannot change ownership of your securities using this form.**

2 Appointment of a Proxy

If you wish to appoint the Chairman of the Meeting as your proxy, mark the box. If the person you wish to appoint as your proxy is someone other than the Chairman of the Meeting please write the name of that person. If you leave this section blank, or your named proxy does not attend the meeting, the Chairman of the Meeting will be your proxy. A proxy need not be a securityholder of the company.

3 Votes on Items of Business

You may direct your proxy how to vote by placing a mark in one of the boxes opposite each item of business. All your securities will be voted in accordance with such a direction unless you indicate only a portion of voting rights are to be voted on any item by inserting the percentage or number of securities you wish to vote in the appropriate box or boxes. If you do not mark any of the boxes on a given item, your proxy may vote as he or she chooses. If you mark more than one box on an item your vote on that item will be invalid.

4 Appointment of a Second Proxy

You are entitled to appoint up to two persons as proxies to attend the meeting and vote on a poll. If you wish to appoint a second proxy, an additional Proxy Form may be obtained by telephoning the company's share registry or you may copy this form.

To appoint a second proxy you must:

(a) on each of the first Proxy Form and the second Proxy Form state the percentage of your voting rights or number of securities applicable to that form. If the appointments do not specify the percentage or number of votes that each proxy may exercise, each proxy may exercise half your votes. Fractions of votes will be disregarded.

(b) return both forms together in the same envelope.

5 Signing Instructions

You must sign this form as follows in the spaces provided:

Individual:	where the holding is in one name, the holder must sign.
Joint Holding:	where the holding is in more than one name, all of the securityholders should sign.
Power of Attorney:	to sign under Power of Attorney, you must have already lodged this document with the registry. If you have not previously lodged the Power of Attorney for notation, please attach a certified photocopy of the Power of Attorney to this form when you return it.
Companies:	where the company has a Sole Director who is also the Sole Company Secretary, this form must be signed by that person. If the company (pursuant to section 204A of the Corporations Act 2001) does not have a Company Secretary, a Sole Director can also sign alone. Otherwise this form must be signed by a Director jointly with either another Director or a Company Secretary. Please indicate the office held by signing in the appropriate place.

If a representative of the corporation is to attend the meeting the appropriate "Certificate of Appointment of Corporate Representative" should be produced prior to admission to the meeting venue. A form of the certificate may be obtained from the company's share registry.

Lodgement of a Proxy

This Proxy Form (and any Power of Attorney under which it is signed) must be received at an address given below no later than 10.30 am (Adelaide time) on Tuesday 18 March 2003. Any Proxy Form received after that time will not be valid for the scheduled meeting.

Documents may be lodged using the reply paid envelope or:

- by posting, delivery or facsimile to BRL Hardy Limited share registry at one of the addresses opposite, or
- by delivery to the Registered Office of BRL Hardy Limited being Reynell Road, Reynella, South Australia 5161

BRL Hardy Limited share registry
Computershare Investor Services Pty Limited

By hand delivery:	Level 5, 115 Grenfell Street Adelaide South Australia 5000
By mail:	GPO Box 242 Melbourne Victoria 8060
By facsimile:	61 8 8236 2305

BRL Hardy Limited

ABN 86 008 273 907

Proxy Form

Mark this box with an 'X' if you have made any changes to your address details (see reverse) X

All correspondence to:
Computershare Investor Services Pty Limited
GPO Box 1903 Adelaide
South Australia 5001 Australia
Enquiries (within Australia) 1300 556 161
(outside Australia) 61 3 9615 5970
Facsimile 61 8 8236 2305
www.computershare.com

Please complete this proxy form if you wish to appoint a Proxy to vote on your behalf at the Option Scheme Meeting of the Company to be held at The Auditorium, Adelaide Town Hall, King Street, Adelaide, SA on Thursday 20 March 2003 at 11.00 am (Adelaide time). If you wish your vote to be counted, this form must be received by our Option Registry by 11.00 am on Tuesday 18 March 2003.

OPTION SCHEME MEETING

Appointment of Proxy for Option Scheme Meeting

I/We being a Optionholder of BRL Hardy Limited hereby appoint

X The Chairman of the Meeting (mark with an 'X') **OR** [ ] Write here the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

	For	Against	Abstain*
Item 1. Approval of the scheme of arrangement between BRL Hardy Limited and the Option Holders.			

* If you mark the Abstain box for a particular item, you are directing your proxy not to vote on your behalf on a show of hands or on a poll, or if your voting entitlement cannot be voted by the Chairman of the Meeting, your votes will not be counted in computing the required majority on a poll.

Authorised signature/s This section ***must*** be signed in accordance with the instructions overleaf to enable your vote to be counted.

Individual or Optionholder 1	Optionholder 2	Optionholder 3
Sole Director and Sole Company Secretary	Director	Director/Company Secretary

Contact Name ______ Contact Daytime Telephone ______ Date / /

How to complete this Proxy Form

1 Your Address

This is your address as it appears on the company's option register. If this information is incorrect, please mark the box and make the correction on the form. Securityholders sponsored by a broker (in which case your reference number overleaf will commence with an 'x') should advise their broker of any changes. **Please note, you cannot change ownership of your securities using this form.**

2 Appointment of a Proxy

If you wish to appoint the Chairman of the Meeting as your proxy, mark the box. If the person you wish to appoint as your proxy is someone other than the Chairman of the Meeting please write the name of that person. If you leave this section blank, or your named proxy does not attend the meeting, the Chairman of the Meeting will be your proxy. A proxy need not be a securityholder of the company.

3 Votes on Items of Business

You may direct your proxy how to vote by placing a mark in one of the boxes opposite each item of business. All your securities will be voted in accordance with such a direction unless you indicate only a portion of voting rights are to be voted on any item by inserting the percentage or number of securities you wish to vote in the appropriate box or boxes. If you do not mark any of the boxes on a given item, your proxy may vote as he or she chooses. If you mark more than one box on an item your vote on that item will be invalid.

4 Appointment of a Second Proxy

You are entitled to appoint up to two persons as proxies to attend the meeting and vote on a poll. If you wish to appoint a second proxy, an additional Proxy Form may be obtained by telephoning the company's option registry or you may copy this form.

To appoint a second proxy you must:

(a) on each of the first Proxy Form and the second Proxy Form state the percentage of your voting rights or number of securities applicable to that form. If the appointments do not specify the percentage or number of votes that each proxy may exercise, each proxy may exercise half your votes. Fractions of votes will be disregarded.

(b) return both forms together in the same envelope.

5 Signing Instructions

You must sign this form as follows in the spaces provided:

Individual:	where the holding is in one name, the holder must sign.
Joint Holding:	where the holding is in more than one name, all of the securityholders should sign.
Power of Attorney:	to sign under Power of Attorney, you must have already lodged this document with the registry. If you have not previously lodged the Power of Attorney for notation, please attach a certified photocopy of the Power of Attorney to this form when you return it.
Companies:	where the company has a Sole Director who is also the Sole Company Secretary, this form must be signed by that person. If the company (pursuant to section 204A of the Corporations Act 2001) does not have a Company Secretary, a Sole Director can also sign alone. Otherwise this form must be signed by a Director jointly with either another Director or a Company Secretary. Please indicate the office held by signing in the appropriate place.

If a representative of the corporation is to attend the meeting the appropriate "Certificate of Appointment of Corporate Representative" should be produced prior to admission to the meeting venue. A form of the certificate may be obtained from the company's share registry.

Lodgement of a Proxy

This Proxy Form (and any Power of Attorney under which it is signed) must be received at an address given below no later than 11.00 am (Adelaide time) on Tuesday 18 March 2003. Any Proxy Form received after that time will not be valid for the scheduled meeting.

Documents may be lodged using the reply paid envelope or:

- by posting, delivery or facsimile to BRL Hardy Limited option registry at one of the addresses opposite, or
- by delivery to the Registered Office of BRL Hardy Limited being Reynell Road, Reynella, South Australia 5161

BRL Hardy Limited share registry
Computershare Investor Services Pty Limited

By hand delivery:	Level 5, 115 Grenfell Street Adelaide South Australia 5000
By mail:	GPO Box 242 Melbourne Victoria 8060
By facsimile:	61 8 8236 2305